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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form F-1 (File No. 333-_______) of our report dated September 1, 1998, on our audit of the balance sheet of James Hardie N.V.


Amsterdam, September 16, 1998


/s/ PricewaterhouseCoopers N.V.
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    PricewaterhouseCoopers N.V.